11. LONG-TERM PAYABLES - Mortgage financing arrangement (Details) - USD ($) $ in Thousands	Jun. 30, 2015	Dec. 31, 2014
Debt Disclosure [Abstract]
Total amounts due under mortgage financing arrangement	$ 162	$ 924
Less: Unrealized interest expense	(1)	(25)
Net amounts due under mortgage financing arrangement	161	899
Amounts due under mortgage financing arrangement, current	(161)	(899)
Long-term payables, non-current	$ 0	$ 0